Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Stock Yards Bancorp, Inc. on Form 10-K for the period ending December 31, 2016 (the “Report”), we, the undersigned, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Stock Yards Bancorp, Inc. as of and for the periods presented in the Report.

Date: March 13, 2017	By:	/s/ Nancy B. Davis
Nancy B. Davis,
Executive Vice President, Treasurer and
Chief Financial Officer

A signed original of this written statement required by section 906 has been provided to Stock Yards Bancorp, Inc. and will be retained by Stock Yards Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.